                                                                   EXHIBIT 99.1


                                RIGHTS AGREEMENT

                                     between

                              CHASE INDUSTRIES INC.

                                       and

                          MELLON INVESTOR SERVICES LLC

                                 as Rights Agent




                          Dated as of December 28, 2000

                                TABLE OF CONTENTS

Section 1.  Certain Definitions.....................................................-1-
Section 2.  Appointment of Rights Agent.............................................-8-
Section 3.  Issue of Right Certificates.............................................-8-
Section 4.  Form of Right Certificates.............................................-10-
Section 5.  Execution, Authentication and Delivery.................................-11-
Section 6.  Registration, Registration of Transfer and Exchange....................-12-
Section 7.  Mutilated, Destroyed, Lost and Stolen Right Certificates...............-13-
Section 8.  Exercise of Rights; Purchase Price; Expiration Date of Rights..........-14-
Section 9.  Cancellation and Destruction of Right Certificates.....................-15-
Section 10. Reservation and Availability of Shares.................................-16-
Section 11. Record Date............................................................-16-
Section 12. Adjustment of Purchase Price, Number of Shares or Number of Rights.....-17-
Section 13. Certificate of Adjusted Purchase Price or Number of Shares.............-23-
Section 14. Consolidation, Merger or Sale or Transfer of Assets or Earning Power...-23-
Section 15. Fractional Rights and Fractional Shares................................-24-
Section 16. Rights of Action.......................................................-25-
Section 17. Agreement of Right Holders.............................................-26-
Section 18. Right Certificate Holder Not Deemed a Stockholder......................-27-
Section 19. Concerning the Rights Agent............................................-27-
Section 20. Duties of Rights Agent.................................................-28-
Section 21. Merger or Consolidation or Change of Name of Rights Agent..............-30-
Section 22. Change of Rights Agent.................................................-30-
Section 23. Issuance of New Right Certificates.....................................-31-
Section 24. Redemption.............................................................-31-
Section 25. Mandatory Redemption and Exchange......................................-32-
Section 26. Notice of Certain Events...............................................-33-
Section 27. Securities Laws Registrations..........................................-34-
Section 28. Notices................................................................-35-
Section 29. Supplements and Amendments.............................................-35-
Section 30. Successors.............................................................-36-
Section 31. Benefits of this Agreement.............................................-36-
Section 32. Severability...........................................................-36-
Section 33. Governing Law..........................................................-36-
Section 34. Counterparts...........................................................-36-
Section 35. Descriptive Headings...................................................-36-
Section 36. Board of Directors.....................................................-36-
Section 37. Rights Issued with respect to Nonvoting Shares.........................-37-

Exhibits

Exhibit A - Certificate of Designation of Preferred Shares Series A
            Junior Participating Preferred Stock
Exhibit B - Form of Right Certificate
Exhibit C - Summary of Rights To Purchase Preferred Stock

                                RIGHTS AGREEMENT

         This Rights Agreement, dated as of December 28, 2000, is between Chase Industries Inc., a Delaware corporation (the "Company"), and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), a New Jersey limited liability Company, as Rights Agent.

         WHEREAS, the Board of Directors of the Company (the "Board of Directors"), having determined its actions to be in the interests of the Company, has authorized the creation of Rights, has authorized and directed the issuance to the Holders of record of Common Shares of the Company outstanding on January 5, 2001 (the "Record Date"), of one Right with respect to each Common Share of the Company outstanding on the Record Date, and has further authorized and directed the issuance of one Right with respect to each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date, the Redemption Date and the Final Expiration Date; and

         WHEREAS, the Board of Directors of the Company has authorized and directed that the terms and conditions under which the Rights are to be distributed, including without limitation those affecting the exercise thereof, the securities or other property to be acquired thereby and the purchase price to be paid therefor, shall be set forth in a written agreement between the Company and a rights agent.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings indicated:

                  (a) "Acquiring Person" shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Voting Shares then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company or any trustee of or fiduciary with respect to any such plan when acting in such capacity. Notwithstanding the foregoing,

                           (i) no member of the CVC Group shall be considered an
                  Acquiring Person unless the CVC Group, collectively, shall become the Beneficial Owner of a number of Voting Shares exceeding the Trigger Amount of the Voting Shares then outstanding,

                           (ii) no Person, including any member of the CVC
                  Group, who Beneficially Owns 20% or more (or, in the case of the CVC Group, in excess of the Trigger Amount) of the Voting Shares outstanding on the Adoption Date shall be considered an Acquiring Person unless such Person shall become the Beneficial Owner of one Voting Share in excess of the greater of (A) the lesser of (1) the percentage of Voting Shares Beneficially Owned by such Person on the Adoption Date or (2) the lowest percentage of outstanding Voting Shares of the Company Beneficially Owned by such Person after the Adoption Date (as set forth in or derived from any Schedule 13D or 13G filed by such Person after the Adoption Date) or
                  (B) 20% of the Voting Shares then outstanding, and

                           (iii) no CVC Affiliate Assignee shall be considered
                  an Acquiring Person unless such CVC Affiliate Assignee shall become the Beneficial Owner of the greater of (A) 20% or more of the Voting Shares then outstanding or (B) the lesser of
                  (1) one Voting Share in excess of the number of Voting Shares that such CVC Affiliate Assignee acquired from the CVC Group or (2) the Trigger Amount; provided, however, that any CVC Affiliate Assignee that decreases its Beneficially Ownership of Voting Shares after the date it first acquires Voting Shares from any member of the CVC Group after the Adoption Date and thereafter increases its Beneficial Ownership of Voting Shares (other than as a result of acquiring additional Voting Shares from the CVC Group) to the greater of (A) 20% of the then outstanding Voting Shares or (B) one Voting Share in excess of such percentage of the outstanding Voting Shares Beneficially Owned by such CVC Affiliate Assignee immediately after such decrease in Beneficial Ownership shall be deemed an Acquiring Person.

                  Notwithstanding the foregoing, no Person shall become an "Acquiring Person" solely as the result of an acquisition of Voting Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to the amount of Voting Shares necessary for such Person to become an Acquiring Person; provided, however, that, if a Person shall become the Beneficial Owner of the amount of Voting Shares necessary for such Person to become an Acquiring Person by reason of share purchases by the Company and shall, after such share purchases by the Company and at a time when such Person is the Beneficial Owner of the amount of Voting Shares necessary for such Person to become an Acquiring Person become the Beneficial Owner of any additional Voting Shares, then such Person shall be deemed to be an "Acquiring Person." Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable, but in any event within the time period directed by the Board of Directors of the Company, a sufficient number of Common Shares so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement. Nothing in this
         Section 1(a) shall affect the effect or application of Section 8(e).

                  (b) "Adoption Date" shall mean December 26, 2000, as the date the Board of Directors of the Company adopted this Rights Agreement.

                  (c) "Agreement" shall mean this Rights Agreement as hereafter amended from time to time.

                  (d) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement.

                  (e) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "own beneficially" any securities which (without duplication):

                           (1) such Person or any of such Person's Affiliates or
                  Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time, compliance with regulatory requirements, the fulfillment of a condition or otherwise) pursuant to any oral or written agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members (A) with respect to a bona fide public offering of securities or (B) in connection with a placement of securities pursuant to Rule 144A under the Securities Act), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; or the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (i) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange, or (ii) securities issuable upon exercise of Rights at any time prior to any Person becoming an Acquiring Person;

                           (2) such Person or any of such Person's Affiliates or
                  Associates, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the Exchange Act) or has a "pecuniary interest" or an "indirect pecuniary interest" in (as determined pursuant to Rule 16a-1(a)(2) of the Exchange
                  Act), in either case including pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to "beneficially own," any security under this subparagraph (2) as a result of an agreement, arrangement or understanding to vote such security (A) which arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (B) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                           (3) are beneficially owned, directly or indirectly,
                  by any other Person with which such Person or any of such Person's Affiliates or Associates has any oral or written agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members (A) with respect to a bona fide public offering of securities or (B) in connection with a placement of securities pursuant to Rule 144A under the Securities Act) for the purpose of acquiring, holding, voting (other than voting pursuant to a revocable proxy as contemplated by the proviso to subparagraph (2) of this paragraph) or disposing of any securities of the Company.

                  Notwithstanding anything in this definition to the contrary,
         (i) the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company (or to the number of such securities "beneficially owned"), shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder and (ii) the record holder and each Person who is deemed to beneficially own any shares of the Company's outstanding Nonvoting Shares shall be deemed to be the Beneficial Owner of the number of Voting Shares into which such Shares of Nonvoting Shares are convertible (without regard to any limitation on conversion as may be contained in the Company's Restated Certificate of Incorporation, as amended) and the Voting Shares into which such Nonvoting Shares are convertible shall be deemed outstanding for purposes of calculating the percentage of outstanding Voting Shares held by such record holder and each such Person who is deemed to beneficially own such Nonvoting Shares but shall not be deemed to be outstanding for purposes of calculating the percentage of outstanding Voting Shares held by any other Person.

                  (f) "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (g) "Close of Business" on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

                  (h) "Closing Price", with respect to any security, shall mean the last sale price, regular way, on a specific Trading Day or, in case no such sale takes place on such Trading Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such security is not then listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not then listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use, or, if on any such Trading Day such security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If such security is not publicly held or so listed or traded, "Closing Price" shall mean the fair value per unit of such security as determined in good faith by the Board of Directors of the Company, whose determination shall be described and the Closing Price set forth in a statement filed with the Rights Agent.

                  (i) "Common Shares" when used with reference to the Company shall mean shares of capital stock of the Company which have no preference over any other class of stock with respect to dividends or assets, which are not redeemable at the option of the Company and with respect to which no sinking, purchase or similar fund is provided and shall initially mean the shares of Common Stock, par value $.01, of the Company; provided, that, when used with reference to the Company expressly or pursuant to the last sentence of this Section 1(i), the term "Common Shares" shall not include the Nonvoting Shares unless expressly specified as including such Nonvoting Shares. "Common Shares" when used with reference to any Person other than the Company shall, if used with reference to a corporation, mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and, if used with reference to any other Person, mean the equity interest in such Person (or, if the net worth determined in accordance with generally accepted accounting principles of another Person (other than an individual) which controls such first-mentioned Person is greater than such first-mentioned Person, then such other Person) with the greatest voting power or managerial power with respect to the business and affairs of such Person. Common Shares used without reference to the Company or any other Person shall be deemed to refer to Common Shares of the Company unless the context otherwise requires.

                  (j) "Company" shall mean Chase Industries Inc., a Delaware corporation, and its successors.

                  (k) "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Rights Agent.

                  (l) "CVC Group" shall mean Chase Acquisition Corporation, a Delaware Corporation; Court Square Capital Limited, a Delaware Corporation; Citicorp Venture Capital, Ltd., a New York corporation, Citigroup Inc., a Delaware corporation; Citigroup Holdings Company, a Delaware corporation; Citicorp, a Delaware corporation; and Citibank, N.A., a national banking association.

                  (m) "CVC Affiliate Assignee" shall mean any Person (i) who is an Affiliate of any member of the CVC Group, (ii) which any member of the CVC Group controls or otherwise has Beneficial Ownership of a majority of the outstanding equity securities, (iii) whose ownership of Common Shares is aggregated with one or more members of the CVC Group for purposes of determining Beneficial Ownership of Voting Shares of the CVC Group and (iv) who acquires Beneficial Ownership of Voting Shares from CVC, either directly or indirectly, other than through "brokers' transactions," as defined in Rule 144 promulgated under the Securities Act.

                  (n) "Distribution Date" shall mean the Close of Business on the earlier of (1) the tenth Business Day after the Shares Acquisition Date or (2) the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity) of, or after the date of the first public announcement of the intent of any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any trustee of or fiduciary with respect to any such plan when acting in such capacity) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of the amount of Voting Shares necessary for such Person to become an Acquiring Person; provided, however, that for purposes of clause (2) above, any public announcement made by any Person prior to the Adoption Date shall not cause the occurrence of the Distribution Date as described in clause(2) above, but any commencement of such tender offer by such Person on or after the Adoption Date shall cause the occurrence of the Distribution Date as provided in clause (2) above (subject to action by the Board of Directors to defer such Distribution Date as contemplated by Section 1(a)).

                  (o) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto.

                  (p) "Nonvoting Shares" shall mean the shares of Nonvoting Common Stock, par value $.01 per share, of the Company.

                  (q) "Final Expiration Date" shall mean the Close of Business on December 26, 2010.

                  (r) "Person" shall mean any individual, firm, corporation, partnership, limited partnership, limited liability company, joint venture, association, trust, unincorporated organization, group or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  (s) "Preferred Shares" shall mean shares of Series A Junior Participating Preferred Stock, par value $.01 per share, of the Company having the rights and preferences set forth in the form of Certificate of Designation of Series A Junior Participating Preferred Stock attached hereto as Exhibit A, and, to the extent there is not a sufficient number of shares of Series A Junior Participating Preferred Shares outstanding to permit the full exercise of the Rights, any other authorized shares of preferred stock, par value $.01 per share, of the Company having rights and preferences substantially identical to such Series A Preferred Shares.

                  (t) "Purchase Price" shall mean the initial price at which the holder of a Right may, subject to the terms and conditions of this Agreement, purchase one one-thousandth (1/1000) of a Preferred Share (which initial price is set forth in Section 8(b) hereof), as such price shall be adjusted pursuant to the terms of this Agreement.

                  (u) "Redemption Date" shall mean the time at which the Rights are redeemed pursuant to Section 24 herein or the time at which all of the Rights are mandatorily redeemed and exchanged pursuant to Section 25 hereof.

                  (v) "Redemption Price" shall have the meaning specified in
         Section 24(b) herein.

                  (w) "Right" shall mean one preferred share purchase right which initially represents the right of the registered holder thereof to purchase one one-thousandth (1/1000) of a Preferred Share upon the terms and subject to the conditions herein set forth.

                  (x) "Right Certificate" shall mean a certificate, in substantially the form of Exhibit B attached to this Rights Agreement, evidencing the Rights registered in the name of the holder thereof.

                  (y) "Rights Agent" shall mean Mellon Investor Services LLC, a New Jersey limited liability company and any successor thereto appointed in accordance with the terms hereof.

                  (z) "Rights Register" and "Rights Registrar" shall have the meanings specified in Section 6.

                  (aa) "Securities Act" shall mean the Securities Act of 1933, as amended, and any successor statute thereto.

                  (bb) "Shares Acquisition Date" shall mean the first date of public announcement (which for purposes of this definition shall include without limitation a report filed pursuant to Section 13(d) or
         Section 16(a) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

                  (cc) "Subsidiary" of any Person shall mean any corporation or other entity of which a majority of the outstanding capital stock or other equity interests having ordinary voting power in the election of directors or similar officials is owned, directly or indirectly, by such Person.

                  (dd) "Summary of Rights" shall mean a Summary of Rights to Purchase Preferred Shares in substantially the form attached as Exhibit C to this Agreement.

                  (ee) "Trigger Amount" shall mean, at any given date, the greater of (A) the lesser of (i) 7,292,945 Voting Shares of the Company or (ii) the lowest number of Voting Shares of the Company Beneficially Owned by the CVC Group after the Adoption Date (as set forth in or derived from any Schedule 13D or 13G filed after the Adoption Date) or
         (B) a number of Voting Shares of the Company constituting 20% or more of the outstanding Voting Shares.

                  (ff) "Trading Day" shall mean a day on which the principal national securities exchange on which any of the Voting Shares are listed or admitted to trading is open for the transaction of business or, if none of the Voting Shares is listed or admitted to trading on any national stock exchange, a Business Day.

                  (gg) "Voting Shares" shall mean (1) the Common Shares of the Company and (2) any other shares of capital stock of the Company entitled to vote generally in the election of directors or entitled to vote together with the Common Shares in respect of any merger or consolidation of the Company, any sale of all or substantially all of the Company's assets or any liquidation, dissolution or winding up of the Company. Whenever any provision of this Agreement requires a determination of whether a number of Voting Shares comprising a specified percentage of such Voting Shares is, was or will be beneficially owned or has been voted, tendered, acquired, sold or otherwise disposed of or a determination of whether a Person has offered or proposed to acquire a number of Voting Shares comprising such specified percentage, the number of Voting Shares comprising such specified percentage of Voting Shares shall in every such case be deemed to be the number of Voting Shares comprising the specified percentage of all the Company's then outstanding Voting Shares.

                  (hh) "Wholly-Owned Subsidiary" of a Person shall mean any corporation or other entity all the outstanding capital stock or other equity interests of which having ordinary voting power in the election of directors or similar officials (other than directors' qualifying shares or similar interests) are owned, directly or indirectly, by such Person.

         Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-rights Agent.

         Section 3. Issue of Right Certificates. (a) Until the Distribution Date, (1) outstanding Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) (A) with respect to Common Shares that are held in certificated form, by the certificates for outstanding Common Shares of the Company and not by separate Right Certificates and (B) with respect to Common Shares that are held in book-entry form, by a notation in the records of the Rights Agent (and the records of the Company's transfer agent if different from the Rights Agent), and (2) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Company. As soon as practicable after the Distribution Date, the Company shall promptly notify in writing the Rights Agent thereof and provide the Rights Agent with the names and addresses of all record holders of Common Shares (together with all other necessary information), and the Company will prepare and execute, and the Rights Agent will countersign and send, by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the stock transfer records of the Company, a Right Certificate evidencing one Right for each Common Share so held, subject to adjustments as provided herein. From and after the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

                  (b) On the Record Date, or as soon thereafter as practicable, the Company will send a copy of a Summary of Rights, by first-class, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Record Date, at the address of such holder shown on the stock transfer records of the Company. With respect to Common Shares outstanding on the Record Date, the certificates evidencing such Common Shares shall thereafter also evidence the outstanding Rights (as such Rights may be amended or supplemented) distributed with respect thereto until the Distribution Date and the registered holders of the Common Shares shall also be the registered holders of the associated Rights. Until the Distribution Date (or, if earlier, the Redemption Date or Final Expiration Date), the surrender for registration of transfer or exchange of any certificate for Common Shares outstanding as of the Close of Business on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the surrender for registration of transfer or exchange of the outstanding Rights associated with the Common Shares represented thereby.

                  (c) The Company agrees that, at any time after the Record Date and prior to the Distribution Date (or, if earlier, the Redemption Date or Final Expiration Date) at which it issues any of its Common Shares upon original issue or out of treasury, it will concurrently distribute to the holder of such Common Shares one Right for each such Common Share, which Right shall be subject to the terms and provisions of this Agreement and will evidence the right to purchase the same number of one one-thousandth (1/1000) of a Preferred Share at the same Purchase Price as the Rights then outstanding.

                  (d) Certificates for Common Shares issued after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date, whether upon registration of transfer or exchange of Common Shares outstanding on the Record Date or upon original issue or out of treasury thereafter, shall also be deemed to be certificates for the Rights and shall have impressed on, printed on, written on or otherwise affixed to them the following legend or such similar legend as the Company may deem appropriate and as is not inconsistent with the provisions of this Agreement:

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Chase Industries Inc. and Mellon Investor Services LLC, dated as of December 28, 2000, as it may be amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Chase Industries Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Chase Industries Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person or any Affiliate or Associate thereof

         (each as defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, shall, under certain circumstances, become null and void.

With respect to certificates containing the foregoing legend, until the earlier of the Distribution Date or the Final Expiration Date, outstanding Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender of any such certificate for registration of transfer or exchange of the Common Shares evidenced thereby shall also constitute surrender for registration of transfer or exchange of the outstanding Rights (as such Rights may be amended or supplemented) associated with the Common Shares represented thereby. The failure to print the foregoing legend on any certificate or any other defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 8(e) hereof.

                  (e) If the Company purchases or acquires any of its Common Shares after the Record Date, but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

         Section 4. Form of Right Certificates. (a) The form of Right Certificates (and the forms of election to purchase Preferred Shares (or other securities) and of assignment to be printed on the reverse thereof) shall in form and substance be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or as may be necessary to conform to usage, provided that such marks, legends, summaries and endorsements do not effect the rights, duties or responsibilities of the Rights Agent. Subject to the provisions of Section 23 hereof, the Right Certificates, whenever issued, shall be dated as of the date of authentication thereof, but, regardless of any adjustments of the Purchase Price or the number of Preferred Shares (or other securities) as to which a Right is exercisable (whether pursuant to this Agreement or any future amendments or supplements to this Agreement), or both, occurring after the Record Date and prior to the date of such authentication, such Right Certificates may, on their face, without invalidating or otherwise affecting any such adjustment, expressly entitle the holders thereof to purchase such number of Preferred Shares at the Purchase Price per one one-thousandth (1/1000) of a Preferred Share as to which a Right would be exercisable if the Distribution Date were the Record Date; no adjustment of the Purchase Price or the number of Preferred Shares (or other securities) as to which a Right is exercisable, or both, effected subsequent to the date of authentication of any Right Certificate shall be invalidated or otherwise affected by the fact that such adjustment is not expressly reflected on the face or in the provisions of such Right Certificate.

                  (b) Pending the preparation of definitive Right Certificates, the Company may execute, and upon Company Order the Rights Agent shall authenticate and send, by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Company as of the Close of Business on the Distribution Date, temporary Right Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced substantially of the tenor of the definitive Right Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Right Certificates may determine, as evidenced by their execution of such Right Certificates.

                  (c) If temporary Right Certificates are issued, the Company will cause definitive Right Certificates to be prepared without unreasonable delay. After the preparation of definitive Right Certificates, the temporary Right Certificates shall be exchangeable for definitive Right Certificates, upon surrender of the temporary Right Certificates at the office of the Rights Agent designated for such purpose, without charge to the holder. Upon surrender for cancellation of any one or more temporary Right Certificates, the Company shall execute and the Rights Agent shall authenticate and deliver in exchange therefor one or more definitive Right Certificates, evidencing a like number of Rights. Until so exchanged, the temporary Right Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Right Certificates.

                  (d) Any Right Certificate issued pursuant to Section 3(a) or
Section 23 hereof that represents Rights beneficially owned by (1) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (2) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 8(e) hereof, and any Right Certificate issued pursuant to
Section 6 or Section 7 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent the Rights Agent has notice thereof and to the extent feasible) the following legend:

                  The Rights represented by this Right Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). Accordingly, this Right Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 8(e) of such Rights Agreement.

         Section 5. Execution, Authentication and Delivery. (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Right Certificates may be manual or facsimile.
                  (b) Right Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Right Certificates or did not hold such offices at the date of authentication of such Right Certificates. At any time and from time to time after the execution and delivery of this Agreement and prior to the Distribution Date, the Company may deliver Right Certificates executed by the Company to the Rights Agent for authentication, together with a Company Order for the authentication and delivery of such Right Certificates; and the Rights Agent in accordance with such Company Order shall authenticate and deliver such Right Certificates as in this Agreement provided and not otherwise.

                  (c) No Right Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Right Certificate a certificate of authentication substantially in the form provided for herein executed by the Rights Agent by manual signature, and such certificate upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly authenticated and delivered hereunder.

         Section 6. Registration, Registration of Transfer and Exchange. From and after the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company shall cause to be kept at the office of the Rights Agent designated for such purpose a Rights Register (a "Rights Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Right Certificates and of transfers of Rights. The Rights Agent is hereby appointed the registrar and transfer agent (the "Rights Registrar") for the purpose of registering Right Certificates and transfers of Rights as herein provided and the Rights Agent agrees to maintain such Rights Register in accordance with such regulations so long as it continues to be designated as Rights Registrar hereunder.

         Upon surrender to the Rights Agent for registration of transfer of any Right Certificate, the Company shall execute, and the Rights Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Right Certificates evidencing a like number of Rights.

         At the option of the holder, Right Certificates may be exchanged for other Right Certificates upon surrender of the Right Certificates to be exchanged to the Rights Agent. Whenever any Right Certificates are so surrendered for exchange, the Company shall execute, and the Rights Agent shall authenticate and deliver, the Right Certificates which the holder making the exchange is entitled to receive.

         All Right Certificates issued upon any registration of transfer or exchange of Right Certificates shall be the valid obligations of the Company, evidencing the same Rights, and entitled to the same benefits under this Agreement, as the Right Certificates surrendered upon such registration of transfer or exchange.

         Every Right Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Rights Agent) be duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Rights Registrar duly executed, by the holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Right Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Right Certificates, other than exchanges not involving any transfer. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate. The Rights Agent shall have no duty or obligation under this Section 6 or any other similar provision of this Agreement unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.

         The provisions of this Section 6 shall be subject to the provisions of
Section 4(d), Section 8(e) and Section 15.

         Section 7. Mutilated, Destroyed, Lost and Stolen Right Certificates.
(a) If any mutilated Right Certificate is surrendered to the Rights Agent, the Company shall execute and the Rights Agent shall authenticate and deliver in exchange therefor a new Right Certificate of like tenor, for a like number of Rights and bearing a registration number not contemporaneously outstanding.

                  (b) If there shall be delivered to the Company and the Rights Agent (1) evidence to their satisfaction of the destruction, loss or theft of a Right Certificate and (2) such security or indemnity, if any, as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Rights Agent that such Right Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its prior written request the Rights Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Right Certificate, a new Right Certificate of like tenor, for a like number of Rights and bearing a registration number not contemporaneously outstanding.

                  (c) Upon the issuance of any new Right Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith. The Rights Agent shall have no duty or obligation under this Section 7 or any other similar provision of this Agreement unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.

                  (d) Every new Right Certificate issued pursuant to this
Section in lieu of any destroyed, lost or stolen Right Certificate shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Right Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Right Certificates duly issued hereunder.

                  (e) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Right Certificates.

         Section 8. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Subject to the provisions of Section 8(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at its office designated for such purpose, together with payment of the Purchase Price for each one one-thousandth (1/1000) of a Preferred Share (or other securities) as to which the Rights are exercised, at or prior to the earliest of (1) the Close of Business on the Final Expiration Date, (2) the time of redemption on the Redemption Date or (3) the time at which such Rights are mandatorily redeemed and exchanged as provided in Section 25 hereof.

                  (b) The Purchase Price for each one one-thousandth (1/1000) of a Preferred Share pursuant to the exercise of a Right shall initially be $30, shall be subject to adjustment from time to time as provided in Sections 12 and 14 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

                  (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the securities to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 10 in cash, or by certified check or cashier's check payable to the order of the Company, the Rights Agent shall thereupon promptly (1) (A) requisition from any transfer agent of the Preferred Shares (or other securities) certificates for such number of one one-thousandths of a Preferred Share (or other securities) as are to be purchased and registered in such name or names as may be designated by the registered holder of such Right Certificate or, if appropriate, in the name of a depositary agent or its nominee, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent appointed by the Company, depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased and registered in such name or names as may be designated by such holder (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with such depositary agent), and the Company hereby directs such depositary agent to comply with all such requests, (2) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with
Section 15 hereof, (3) promptly after receipt of such certif icates or depositary receipts registered in such name or names as may be designated by such holder, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate and (4) when necessary to comply with this Agreement, after receipt, promptly deliver such cash to or upon the order of such holder. In the event that the Company is obligated to issue other securities (including Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 12(a) hereof, the Company will make all arrangements necessary so that other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement.

                  (d) If the registered holder of the Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equal to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 15 hereof.

                  (e) Notwithstanding anything in this Agreement to the contrary, if any Person shall become an Acquiring Person, thereafter any Rights beneficially owned by (1) such Acquiring Person or an Associate or Affiliate of such Acquiring Person, (2) a transferee of such Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either
(A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan or an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 8(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 8(e) and
Section 4(d) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company's failure to make any determinations with respect to any Acquiring Person or its Affiliates, Associates or transferees hereunder.

                  (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action whatsoever with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 8 unless the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been duly completed and signed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall request.

         Section 9. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up or exchange shall, if surrendered to the Company or to any of its other agents, be delivered to the Rights Agent for such purpose and for cancellation or, if surrendered to the Rights Agent for such purpose, shall be canceled by it. No Right Certificates shall be authenticated in lieu of or in exchange for any Right Certificates canceled as provided in this Section except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, pursuant to a Company Order, destroy such canceled Right Certificates and in such case shall deliver a certificate of destruction thereof to the Company.

         Section 10. Reservation and Availability of Shares. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) The Company further covenants and agrees that it will, from and after the Distribution Date, cause to be reserved and kept available out of its authorized and unissued Common Shares or any Common Shares held in its treasury, the number of Common Shares of the Company that will be sufficient to permit the exercise in full of all outstanding Rights if adjusted pursuant to
Section 12(a)(2).

                  (c) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares or Common Shares of the Company issued upon exercise of Rights shall (subject to payment of the Purchase Price) at the time of delivery of the certificates representing any such Preferred Shares or Common Shares be duly authorized, validly issued, fully paid and nonassessable. The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or depositary receipts therefor) or Common Shares of the Company upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or in respect of the issuance or delivery of certificates or depositary receipts for the Preferred Shares or Common Shares of the Company upon exercise of Rights evidenced by Right Certificates in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for transfer or exercise or to issue or deliver any certificates or depositary receipts for Preferred Shares or Common Shares of the Company upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender thereof) or until it has been established to the Company's satisfaction that no such tax or charge is due.

                  (d) So long as the Common Shares issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to promptly cause, from and after such time as the Rights become exercisable, all Common Shares and other securities reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

         Section 11. Record Date. Each Person in whose name any certificate for Preferred Shares or Common Shares of the Company is issued upon the exercise of, or upon mandatory redemption and exchange of, Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or Common Shares represented thereby on, and such certificate shall be dated, (a) in the case of the exercise of Rights, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was made, or (b) in the case of the mandatory redemption and exchange of Rights, the date of such mandatory redemption and exchange; provided, however, that, if the date of such surrender and payment or mandatory redemption and exchange is a date upon which the transfer books of the Company for its Preferred Shares or Common Shares, as the case may be, are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Company are open. Prior to the exercise of (or the mandatory redemption and exchange of) the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares (or Common Shares of the Company) for which the Rights shall be exercisable, including without limitation the rights to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

         Section 12. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number and kind of shares of capital stock of the Company covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 12.

                  (a) (1) If the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or
(D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 12(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised thereafter shall be entitled to receive, upon payment of the Purchase Price for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such date, the aggregate number and kind of shares of capital stock which, if such Right had been duly exercised immediately prior to such date (at a time when the Preferred Shares transfer books of the Company were open), such holder would have acquired upon such exercise and been entitled to receive upon payment or effectuation of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 12(a)(1) and Section 12(a)(2), the adjustment provided for in this Section 12(a)(1) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 12(a)(2).

                  (2) Subject to action of the Board of Directors of the Company pursuant to Section 25 of this Agreement, if any Person shall become an Acquiring Person, each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to Section 12(d)) on the date such Person became an Acquiring Person. If any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

                  (3) In the event that the number of Common Shares that are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (2) of this Section 12(a), the Company shall: (A) determine the excess of (1) the value of the Common Shares issuable upon the exercise of a Right (the "Current Value"), over (2) the Purchase Price (such excess, the "Spread"), and (B) with respect to each Right, make adequate provision to substitute for such Common Shares, upon exercise of the Rights and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Common Shares (such shares of preferred stock, "Common Share Equivalents")), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Shares Acquisition Date, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Shares Acquisition Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 12(a)(3), the Company (x) shall provide, subject to Section 8(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall promptly notify the Rights Agent in writing of such suspension and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect

(with prompt written notice to the Rights Agent that such suspension is no longer in effect). For purposes of this Section 12(a)(3), the value of the Common Shares shall be the current market price (as determined pursuant to Section 12(d) hereof) per share of the Common Shares on the Shares Acquisition Date and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.

                  (b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into or exchangeable for Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (together with any additional consideration required upon conversion or exchange in the case of a security convertible into or exchangeable for Preferred Shares or equivalent preferred shares), less than the current per share market price of the Preferred Shares (determined pursuant to Section 12(d) on such record date), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (together with the aggregate of any additional consideration required upon conversion or exchange in the case of any convertible or exchangeable securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into or for which the convertible or exchangeable securities so to be offered are initially convertible or exchangeable); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case all or part of such subscription or purchase price may be paid in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a reasonably detailed statement filed with the Rights Agent. Preferred Shares owned by or held for the account of the Company or any of its Subsidiaries shall not be deemed outstanding for the purpose of any computation described in this Section 12(b). The adjustment described in this Section 12(b) shall be made successively whenever such a record date is fixed; and, if none of such rights, options or warrants are so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (c) If the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 12(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (determined pursuant to Section 12(d)) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a reasonably detailed statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon the exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and, if such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d)(1) For the purpose of any computation hereunder, the "current per share market price" of the Common Shares on any date shall be deemed to be the average of the daily Closing Prices per share of such Common Shares for the 30 consecutive Trading Days immediately prior to, but not including, such date; provided, however, that, if the issuer of such Common Shares shall announce (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares or (B) any subdivision, combination or reclassification of such Common Shares, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, shall occur during such period of 30 Trading Days, then, and in each such case, the current per share market price of the Common Shares shall be appropriately adjusted to reflect the current market price per Common Share equivalent.

                  (2) For the purpose of any computation hereunder, the "current per share market price" of the Preferred Shares shall be determined in the same manner as set forth above for Common Shares in paragraph (1) of this Section 12(d). If the current per share market price of the Preferred Shares cannot be determined in the manner provided above, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares (determined in the manner provided above) multiplied by one thousand.

                  (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 12(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 12 shall be made to the nearest cent or to the nearest ten thousandth of a Common Share or other share or one ten-millionth of a Preferred Share, as the case may be, and references herein to the "number of one one-thousandths of a Preferred Share" (or similar phrases) shall be construed to include fractions of one one-thousandth of a Preferred Share. Notwithstanding the first sentence of this Section 12(e), any adjustment required by this Section 12 shall be made no later than the earlier of (1) three years from the date of the transaction which requires such adjustment or (2) the thirtieth day preceding the Final Expiration Date.

                  (f) If as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this Section 12, and the provisions of this Agreement, including without limitation Sections 8, 10, 11 and 14, with respect to the Preferred Shares shall apply on like terms to any such other shares.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall, whether or not the Right Certificate evidencing such Rights reflects such adjusted Purchase Price, evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 12(i), upon each adjustment of the Purchase Price pursuant to Section 12(b) or 12(c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price per one one-thousandth of a Preferred Share, that number of one one-thousandths of a Preferred Share obtained by (1) multiplying
(x) the number of one-thousandths of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (2) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights outstanding in lieu of any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each Right outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment of the Purchase Price. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall promptly notify the Rights Agent in writing of such election and shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. Until such record date, however, any adjustment in the number of one one-thousandths of a Preferred Share for which a Right shall be exercisable made as required by this Agreement shall remain in effect. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 12(i), the Company shall, as promptly as practicable (with prompt written notice thereof to the Rights Agent), cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 15 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and authenticated in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the amount of consideration per Preferred Share determined by the Board of Directors of the Company to be capital, or below one one-thousandth of the par value, if any, per Preferred Share issuable upon exercise of the Rights, the Company agrees to take such corporate action as is within its power, including without limitation appropriate action by its Board of Directors, and which is, in the opinion of its counsel, necessary in order that the Company may validly and legally issue fully paid and nonassessable one one-thousandths of Preferred Shares at such adjusted Purchase Price.

                  (l) In any case in which this Section 12 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the Preferred Shares or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional securities upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 12 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 12, as and to the extent that it in its sole discretion shall determine to be advisable in order that any combination or subdivision of the Preferred Shares, issuance wholly for cash of any of the Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in subsection (b) of this Section 12, hereafter effected by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

                  (n) If at any time prior to the Distribution Date, the Company shall (1) declare or pay any dividend on the Common Shares payable in Common Shares or (2) effect a subdivision or combination of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision or combination shall be adjusted by multiplying such Purchase Price by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) the number of Rights outstanding immediately after such event shall be adjusted, either through cancellation of outstanding Rights or through distribution of additional Rights (but without duplication of the Company's obligations under Section 3(c)), so that the certificate evidencing each Common Share outstanding immediately after such event shall also evidence the associated Right to purchase the same number of one one-thousandths of a Preferred Share as to which a Right would have entitled the holder thereof to purchase immediately prior to such event. The adjustment provided for in this
Section 12(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision or combination is effected. If an event occurs which would require an adjustment under Section 12(a)(2) and this Section 12(n), the adjustments provided for in this Section 12(n) shall be in addition and prior to any adjustment required pursuant to Section 12(a)(2).

         Section 13. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 12 or 14 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares of the Company and the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of record of a Right Certificate in accordance with Section 28 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment contained therein, and shall have no duty with respect to and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such a certificate.

         Section 14. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. If, directly or indirectly, at any time after a Person has become an Acquiring Person, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with any such merger, all or part of the Common Shares of the Company shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of two or more transactions, assets of the Company or its Subsidiaries which constitute more than 50% of the assets or which produce more than 50% of the earning power of the Company and its Subsidiaries (taken as a whole) to any Person or any Affiliate or Associate of such Person other than the Company or one or more of its Wholly-Owned

Subsidiaries, then, and in each such case, the Company agrees that, as a condition to engaging in any such transaction, it will make or cause to be made proper provision so that (1) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) or, if such other Person is a Subsidiary of another Person, of the Person or Persons (other than individuals) which ultimately control such first-mentioned Person, as shall be equal to the result obtained by (X) multiplying the then current Purchase Price by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable (without taking into account any adjustment previously made pursuant to Section 12(a)(2)) and dividing that product by (Y) 50% of the current per share market price of the Common Shares of such other Person (determined pursuant to Section 12(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer; (2) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (3) the term "Company," as used herein, shall thereafter be deemed to refer to such issuer; and (4) such issuer shall take such steps (including without limitation the reservation of a sufficient number of shares of its Common Shares in accordance with Section 10) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Shares thereafter deliverable upon the exercise of the Rights. The Company shall not enter into any transaction of the kind referred to in this Section 14 if at the time of such transaction there are outstanding any rights, warrants, instruments or securities or any agreement, understanding or arrangements which, as a result of the consummation of such transaction, would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent an agreement supplemental to this Agreement complying with the provisions of this Section 14. The provisions of this Section 14 shall similarly apply to successive mergers or consolidations or sales or other transfers. For the purposes of this Section 14, 50% of the assets of the Company and its Subsidiaries shall be determined by reference to the book value of such assets as set forth in the most recent consolidated balance sheet of the Company and its Subsidiaries (which need not be audited) and 50% of the earning power of the Company and its Subsidiaries shall be determined by reference to the mathematical average of the operating income resulting from the operations of the Company and its Subsidiaries for the two most recent full fiscal years as set forth in the consolidated and consolidating financial statements of the Company and its Subsidiaries for such years; provided, however, that, if the Company has, during such period, engaged in one or more transactions to which purchase accounting is applicable, such determination shall be made by reference to the pro forma operating income of the Company and its Subsidiaries giving effect to such transactions as if they had occurred at the commencement of such two-year period. Notwithstanding the foregoing provisions of this Section 14, this Section 14 shall not apply to a sale or transfer of all of the outstanding capital stock or all or any portion of the assets of Leavitt Tube Company, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Leavitt"), or Holco Corporation, an Illinois corporation and a wholly owned subsidiary of Leavitt.

         Section 15. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue or distribute Right Certificates which evidence fractional Rights. If, on the Distribution Date or thereafter, as a result of any adjustment effected pursuant to Section 12(i) or otherwise hereunder, a Person would otherwise be entitled to receive a Right Certificate evidencing a fractional Right, the Company shall, in lieu thereof, pay or cause to be paid to such Person an amount in cash equal to the same fraction of the current market value of a whole Right. For the purpose of this Section 15(a), the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to, but not including, the date on which such fractional Rights would have been otherwise issuable.

         (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company (with prompt written notice thereof to the Rights Agent), be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares. If, on the Distribution Date or thereafter, as a result of any adjustment effected hereunder in the number of one one-thousandths of a Preferred Share as to which a Right has become exercisable, a Person would otherwise be entitled to receive a fractional Preferred Share that is not an integral multiple of one one-thousandth of a Preferred Share, the Company shall, in lieu thereof, pay to such Person at the time such Right is exercised as herein provided an amount in cash equal to the same fraction (which is not an integral multiple of one one-thousandth of a Preferred Share) of the current market value of one Preferred Share. For purposes of this Section 15(b), the current market value of a Preferred Share shall be the Closing Price of a Preferred Share for the Trading Day immediately prior to, but not including, the date of such exercise.

         (c) Should any adjustment contemplated by Section 12(a)(2) or any mandatory redemption and exchange contemplated by Section 25 occur, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. If after any such adjustment or mandatory redemption and exchange, a Person would otherwise be entitled to receive a fractional Common Share of the Company upon exercise of any Right Certificate or upon mandatory redemption and exchange as contemplated by Section 25, the Company shall, in lieu thereof, pay to such Person at the time such Right is exercised as herein provided or upon such mandatory redemption and exchange an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 15(c), the current market value of a Common Share shall be the Closing Price of a Common Share for the Trading Day immediately prior to, but not including, the date of such exercise or the date of such mandatory redemption and exchange.

         (d) The holder of a Right by the acceptance thereof expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or mandatory redemption and exchange of a Right (except as provided above).

         (e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or factional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

         Section 16. Rights of Action. (a) All rights of action in respect of the obligations and duties owed to the holders of the Rights under this Agreement, except the rights of action given to the Rights Agent pursuant to
Section 19 and Section 20 hereof, are vested in the registered holders of the Rights; and, without the consent of the Rights Agent or of the holder of any other Rights, any registered holder of any Rights may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding, judicial or otherwise, against the Company to enforce, or otherwise to act in respect of, such holder's right to exercise such Rights in the manner provided in the Right Certificate evidencing such Rights and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

         (b) No right or remedy herein conferred upon or reserved to the registered holder of Rights is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, whether hereunder or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         (c) No delay or omission of any registered holder of Rights to exercise any right or remedy accruing hereunder shall impair any such right or remedy or constitute a waiver of any default hereunder or an acquiescence therein. Every right and remedy given hereunder or by law to such holders may be exercised from time to time, and as often as may be deemed expedient, by such holders.

         Section 17. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) Prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares of the Company;

                  (b) After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly executed;

                  (c) The Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

                  (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

         Section 18. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right (whether or not then evidenced by a Right Certificate) shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Preferred Shares, Common Shares of the Company or any other securities of the Company which may at any time be issuable on the exercise (or mandatory redemption and exchange) of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon any such holder, as such, any of the rights of a stockholder of the Company, including without limitation any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26) or to receive dividends or subscription rights or otherwise.

         Section 19. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, administration, execution and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense, incurred without gross negligence, bad faith or willful misconduct (each as finally determined by a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement or the exercise and performance of its duties hereunder, including, without limitation, the costs and expenses of defending against any claim of liability in the premises. The indemnity provided herein shall survive the termination of this Agreement, the termination and the expiration of the Rights, and the resignation or removal of the Rights Agent. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

         (b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, the acceptance and administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Shares, Common Shares or other securities of the Company, Company Order, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of its counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have any notice of any matter conditioned under this Agreement upon notice from the Company to the Rights Agent unless and until the Company has provided the Rights Agent with actual written notice.

         Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

         (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

         (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (c) The Rights Agent shall be liable hereunder to the Company or any other Person only for its own gross negligence, bad faith or willful misconduct (each as finally determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

Anything in this Agreement to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, indirect, incidental, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement shall be limited to the amount of fees paid by the Company to the Rights Agent.

         (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its authentication thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

         (e) The Rights Agent shall not have any liability for, nor have any responsibility with respect to the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or with respect to the validity or execution of any Right Certificate (except its authentication thereof); nor shall it be liable, nor be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it liable, nor be responsible for any change in the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 12(a)(2) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 12, 14, 24 and 25, or the ascertainment of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

         (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

         (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with such advice or instructions of any such officer or for any delay in acting while awaiting those instructions. The Rights Agent shall be fully protected and authorized in relying upon the most recent instructions received by any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent under this Agreement and the date on and/or after which such action shall be taken or suffered or such omission shall be effective. The Rights Agent shall not be liable for any action taken, suffered or omitted by the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent shall have received written instructions in response to such application specifying the action to be taken, suffered or omitted.

         (h) The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company.

         (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss of the Company resulting from any such act, default, neglect or misconduct, absent gross negligence or willful misconduct (each as finally determined by a court of competent jurisdiction) in the selection and continued employment thereof.

         (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if it believes the repayment of such funds or adequate indemnification against such risk or liability is not assured it.

         Section 21. Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 22. If at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been authenticated but not delivered, any such successor Rights Agent may adopt the authentication of the predecessor Rights Agent and deliver such Right Certificates so authenticated, and, if at that time any of the Right Certificates shall not have been authenticated, any successor Rights Agent may authenticate such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been authenticated but not delivered, the Rights Agent may adopt the authentication under its prior name and deliver Right Certificates so authenticated; and, in case at that time any of the Right Certificates shall not have been authenticated, the Rights Agent may authenticate such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

         Section 22. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent for the Common Shares of the Company and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent for the Common Shares of the Company and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Right Certificate (or, prior to the Distribution Date, of Common Shares), then any registered holder of a Right Certificate (or, prior to the Distribution Date, of Common Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be either (a) a Person organized and doing business under the laws of the United States or of any state of the United States, which is authorized under such laws to exercise shareholder services business and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million, or (b) an Affiliate of such a Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent for the Common Shares of the Company and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

         Section 23. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

         Section 24. Redemption. (a) The Rights may be redeemed by action of the Board of Directors of the Company pursuant to paragraph (b) of this Section 24, or may be redeemed and exchanged by action of the Board of Directors of the Company pursuant to Section 25 herein, but shall not be redeemed in any other manner.

         (b) The Board of Directors of the Company may, at its option, at any time prior to the time any Person becomes an Acquiring Person redeem all but not less than all the then outstanding Rights at a redemption price of one one-hundredth of one cent ($0.0001) per Right then outstanding, appropriately adjusted to reflect any adjustment in the number of Rights outstanding pursuant to Section 12(i) herein (such redemption price being hereinafter referred to as the "Redemption Price"). Any such redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

         (c) The right of the registered holders of Right Certificates to exercise the Rights evidenced thereby or, if the Distribution Date has not theretofore occurred, the inchoate right of the registered holders of Rights to exercise the same shall, without notice to such holders or to the Rights Agent and without further action, terminate and be of no further force or effect effective as of the time of adoption by the Board of Directors of the Company of a resolution authorizing and directing the redemption of the Rights pursuant to paragraph (b) of this Section 24 (or, alternatively, if the Board of Directors qualified such action as to time, basis or conditions, then at such time, on such basis and with such conditions as the Board of Directors may have established pursuant to such paragraph (b)); thereafter, the only right of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly notify the Rights Agent in writing of such redemption and shall promptly give public notice of any redemption resolution pursuant to paragraph
(b) of this Section 24; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after the adoption of any redemption resolution pursuant to paragraph (b) of this Section 24, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agents for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

         (d) Neither the Company nor any of its Affiliates or Associates may acquire (other than, in the case of such Affiliates and Associates, in their capacity as holders of Common Shares of the Company), redeem or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 24 or in Section 25 herein, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

         Section 25. Mandatory Redemption and Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, issue Common Shares of the Company in mandatory redemption of, and in exchange for, all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 8(e) hereof) at an exchange ratio of one Common Share for each Right outstanding. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such redemption and exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any such Subsidiary, or any trustee of or fiduciary with respect to any such plan when acting in such capacity), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Voting Shares then outstanding.

         (b) Immediately upon the action of the Board of Directors of the Company ordering the mandatory redemption and exchange of any Rights pursuant to subsection (a) of this Section 25 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive such number of Common Shares as is provided in paragraph (a) of this Section 25. The Company shall promptly notify the Rights Agent in writing of such redemption and exchange and shall promptly give public notice of any such redemption and exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption and exchange. The Company promptly shall mail a notice of any such redemption and exchange to the Rights Agent and to all the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of mandatory redemption and exchange shall state the method by which the redemption and exchange of the Common Shares for Rights will be effected and, in the event of any partial redemption and exchange, the number of Rights which will be redeemed and exchanged. Any partial redemption and exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 8(e) hereof) held by each holder of Rights.

         (c) In any mandatory redemption and exchange pursuant to this Section 25, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares, as such term is defined in Section 12(b) hereof) for Common Shares, at the initial rate of one one-thousandth of a Preferred Share (or equivalent preferred share) for each Common Share, as appropriately adjusted.

         (d) In any exchange pursuant to this Section 25, the Company, at its option, may substitute for any Common Shares exchangeable for a Right (i) Common Share Equivalents, (ii) cash, (iii) debt securities of the Company, (iv) other assets, or (v) any combination of the foregoing, having an aggregate value which the Board of Directors of the Company shall have determined in good faith to be equal to the current market price of one share of Common Share (determined pursuant to Section 12(d) hereof) on the Trading Day immediately preceding the date of exchange pursuant to this Section 25.

         Section 26. Notice of Certain Events. If the Company shall, on or after the Distribution Date, propose (a) to pay any dividend or other distribution payable in stock of any class of the Company or any Subsidiary of the Company to the holders of its Preferred Shares, (b) to distribute to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (c) to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend), (d) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (e) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (determined as provided in Section 14 herein) to, any other Person (other than the Company or a Wholly-Owned Subsidiary or Wholly-Owned Subsidiaries), (f) to effect the liquidation, dissolution or winding up of the Company or (g) if the Rights have theretofore become exercisable with respect to Common Shares pursuant to Section 12(a)(2) herein, to declare or pay any dividend or other distribution on the Common Shares payable in Common Shares or in stock of any other class of the Company or any Subsidiary of the Company or to effect a subdivision or combination of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 28 hereof, notice of such proposed action, which shall specify the date of authorization by the Board of Directors of the Company of, and record date for, such stock dividend or such distribution of rights or warrants or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, winding up, subdivision or combination is to take place and the date of participation therein by the holders of the Common Shares of the Company or the Preferred Shares, or both, if any such date is to be fixed. Such notice shall be so given in the case of any action covered by clause (a), (b) or (g) above at least 20 days prior to the record date for determining holders of the Preferred Shares or of the Common Shares of the Company, as the case may be, for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares or Common Shares of the Company, as the case may be, whichever shall be the earlier.

         If any of the events set forth in Section 12(a)(2) of this Agreement shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with
Section 28 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 12(a)(2) hereof.

         Section 27. Securities Laws Registrations. To the extent legally required, the Company agrees that it will prepare and file, as soon as practicable following the Distribution Date, and will use its best efforts to cause to be declared effective, a registration statement under the Securities Act registering the offering, sale and delivery of the Preferred Shares issuable upon exercise of the Rights, and the Company will, thereafter, use its best efforts to maintain such registration statement (or another) continuously in effect so long as any Rights remain outstanding and exercisable with respect to Preferred Shares. Should the Rights become exercisable with respect to securities of the Company or one of its Subsidiaries other than Preferred Shares, the Company agrees that it will, to the extent legally required, promptly thereafter prepare and file, or cause to be prepared and filed, and will use its best efforts to cause to be declared effective, a registration statement under such Act registering the offering, sale and delivery of such other securities and the Company will, thereafter, use its best efforts to maintain such registration statement (or another) continuously in effect so long as any outstanding Rights are exercisable with respect to such securities. The Company further agrees to use its best efforts, from and after the Distribution Date, to qualify or register for sale the Preferred Shares or other securities of the Company or one of its Subsidiaries issuable upon exercise of the Rights under the securities or "blue sky" laws (to the extent legally required thereunder) of all jurisdictions in which registered holders of Right Certificates reside determined by reference to the Rights Register. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the Distribution Date, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension the Company shall promptly notify the Rights Agent in writing of such suspension and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt written notice to the Rights Agent that such suspension is no longer in effect). Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

         Section 28. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                          Chase Industries Inc.
                          14212 County Road M-50
                          Montpelier, OH 43543
                          Attention: Michael T. Segraves

Subject to the provisions of Section 22 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                          Mellon Investor Services LLC
                          44 Wall Street - 6th Floor
                          New York, NY 10005
                          Attention: Relationship Manager
         with a copy to:

                          Mellon Investor Services LLC
                          85 Challenger Road
                          Ridgefield Park, NJ 07660
                          Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the Rights Register of the Company or, prior to the Distribution Date, on the stock transfer records for the Common Shares of the Company.

         Section 29. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement (which supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent) without the approval of any holders of any certificates representing Common Shares or any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, to make any other provisions in regard to matters or questions arising hereunder, or to add, delete, modify or otherwise amend any provision, which the Company may deem necessary or desirable, including without limitation extending the Final Expiration Date, provided that the period during which the Rights may be redeemed may not be extended at a time when the Rights are not then redeemable; provided, however, that, from and after the Shares Acquisition Date, any such amendment or supplement shall not materially and adversely affect the interests of the holders of Right Certificates other than an Acquiring Person or transferees of such Acquiring Person. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 29 and, provided such supplement or amendment does not change or increase the Rights Agent's rights, duties, liabilities or obligations hereunder, the Rights Agent shall execute such supplement or amendment.

         Section 30. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

         Section 31. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights.

         Section 32. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 33. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 36. Board of Directors. The Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise the rights and powers specifically granted to the Board of Directors or to the Company. All such actions, calculations, interpretations and determinations that are done or made by the Board of Directors in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other Persons. The Rights Agent shall always be entitled to assume that the Company's Board of Directors acted in good faith and shall be fully protected and incur no liability in reliance thereon.

         Section 37. Rights Issued with respect to Nonvoting Shares.

         (a) All Right Certificates distributed from and after the Distribution Date with respect to Nonvoting Shares shall include a legend noting that such Rights have been distributed with respect to Nonvoting Shares;

         (b) Subject to Section 37(c), notwithstanding anything contained in this Agreement, in the event any record holder of any Rights distributed with respect to Nonvoting Shares becomes entitled upon the exercise or exchange of such Rights to purchase or receive any Voting Shares of the Company, then, at the option of the Company or such holder of Rights, in lieu of receiving Voting Shares upon any exercise or exchange of such Rights such holder shall receive, to the extent available (including without limitation through the designation of a new class of preferred stock of the Company), shares of capital stock of the Company having rights and preferences substantially identical to the Voting Shares of the Company to which such holder otherwise would be entitled except that such shares shall have no voting rights and shall be convertible at the option of the holder into the number and type of Voting Shares to which such holder otherwise would have been entitled subject only to restrictions on conversion as applicable to the Nonvoting Shares;

         (c) In the event the Company issues or distributes, in lieu of Common Shares, (i) securities or other assets upon exercise of the Rights pursuant to
Section 12(a)(3) or (ii) preferred shares or other securities or assets upon exchange of Rights pursuant to Section 25(c) or (d), then the rights of the Company and the holder under Section 37(b) shall apply only to the Voting Shares otherwise proposed to be issued with respect to such Rights.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

                                     CHASE INDUSTRIES INC.
Attest:


By /s/ MICHAEL T. SEGRAVES           By /s/ MARTIN V. ALONZO
   -----------------------------        -----------------------------
Title: Secretary                     Title: President


                                     MELLON INVESTOR SERVICES LLC
                                     As Rights Agent
Attest:


By /s/ NATHANIEL HILL                By /s/ ROBERT KAVANAGH
   -----------------------------        -----------------------------
Title: Authorized Officer                 Authorized Officer
Nathaniel Hill                            Robert Kavanagh
Asst. Vice President                      Vice President

                                                                       EXHIBIT A
                                     FORM OF
                           CERTIFICATE OF DESIGNATION
                                       OF
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       of

                              CHASE INDUSTRIES INC.

                     Pursuant to Section 151 of the General
                    Corporation Law of the State of Delaware


         Chase Industries Inc., a Delaware corporation (the "Corporation"), through the undersigned duly authorized officer, in accordance with the provisions of Sections 103 and 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         That, the Board of Directors of the Corporation on December 26, 2000, pursuant to the authority conferred upon the Board of Directors by the Restated Certificate of Incorporation, as amended, of the Corporation (the "Certificate of Incorporation") and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, adopted the following resolution creating a series of 36,310 shares of Preferred Stock, par value $.01 per share:

         RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of Article 4.2 of its Certificate of Incorporation, a series of the Preferred Stock of the Corporation, par value $.01 per share, be, and it hereby is, created and that the voting powers, designations, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Series A Junior Participating Preferred Stock:

         Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 36,310. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

         Section 2. Dividends and Distributions.

         (a) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable on the first business day of April, July, October and January in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") as provided in paragraphs (b) and (c) of this Section 2 in an amount per share (rounded to the nearest cent) equal to the greater of (1) $.01 in cash or
(2) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount (payable in cash) of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non- cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that was outstanding immediately prior to such event.

         (b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, if no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share payable in cash on the Series A Preferred Stock shall nevertheless accrue and be cumulative on the outstanding shares of Series A Preferred Stock as provided in paragraph (c) of this Section 2.

         (c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the timeaccrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

         (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. If the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that was outstanding immediately prior to such event.

         (b) Except as otherwise provided herein, in the Certificate of Incorporation, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation, having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

         (c) Except as set forth herein or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4. Certain Restrictions.

         (a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, or declared and a sum sufficient for the payment therefor be set apart for payment and be in the process of payment, the Corporation shall not:

                  (1) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

                  (2) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                  (3) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to both dividends and upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

                  (4) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the holders of the respective series or classes.

         (b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or as to amounts payable upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of Series A Preferred Stock shall have received an amount per share (rounded to the nearest cent) equal to the greater of (1) $10.00 per share, or (2) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, plus, in either case, an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or
(b) to the holders of stock ranking on a parity (either as to dividends or as to amounts payable upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such Shares are entitled upon such liquidation, dissolution or winding up. If the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (a)(2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that was outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination thereof, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash or any other property (payable in kind), or any combination thereof, as the case may be, into which or for which each share of Common Stock is changed or exchanged. If the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that was outstanding immediately prior to such event.

         Section 8. Redemption. The shares of Series A Preferred Stock shall not be redeemable. So long as any shares of Series A Preferred Stock remain outstanding, the Corporation shall not purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless the Corporation shall substantially concurrently also purchase or acquire for consideration a proportionate number of shares of Series A Preferred Stock.

         Section 9. Rank. The Series A Preferred Stock shall rank, with respect to payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock; provided that any class or series of the Corporation's Preferred Stock hereafter created may expressly provide that such class or series shall be pari passu with the Series A Preferred Stock with respect to the payment of dividends and distributions, voting rights and/or distributions upon liquidation, dissolution or winding up of the Corporation.

         Section 10. Amendment. The Certificate of Incorporation shall not be amended in any manner which would materially alter or change the powers, preferences, privileges or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

         IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its President, and attested by its Secretary, this ____ day of December, 2000.

                                        CHASE INDUSTRIES INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


ATTEST:


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------

                                                                       EXHIBIT B

                            Form of Right Certificate

Certificate No. R-                                                  _____ Rights


                  NOT EXERCISABLE AFTER DECEMBER 26, 2010 OR
                  EARLIER IF REDEMPTION OR EXCHANGE OCCURS.
                  THE RIGHTS ARE SUBJECT TO REDEMPTION AT
                  $.0001 PER RIGHT AND TO EXCHANGE ON THE
                  TERMS SET FORTH IN THE RIGHTS AGREEMENT.
                  UNDER CERTAIN CIRCUMSTANCES, RIGHTS
                  BENEFICIALLY OWNED BY ACQUIRING PERSONS (AS
                  DEFINED IN SECTION 1 OF THE RIGHTS
                  AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH
                  RIGHTS MAY BECOME NULL AND VOID.


                               Right Certificate

                             CHASE INDUSTRIES INC.


         This certifies that _____________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 28, 2000 (the "Rights Agreement"), between CHASE INDUSTRIES INC., a Delaware corporation (the "Company"), and Mellon Investor Services LLC, a New Jersey limited liability company (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m., Montpelier, Ohio time, on December 26, 2010, at the office of the Rights Agent designated for such purpose (or at the office of its successor as Rights Agent), one one-thousandth (1/1000) of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company, at a purchase price of $30.00 per one one-thousandth (1/1000) of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 5, 2001, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon that happening of certain events.

         This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office of the Rights Agent designated for such purpose.

         This Right Certificate, with or without other Right Certificates, upon surrender at the designated office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.0001 per Right or (ii) may be exchanged by the Company in whole or in part for Preferred Shares or shares of the Company's common stock, par value $0.01 per share.

         No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

         No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

         This Right Certificate shall not be entitled to any benefit under the Rights Agreement or be valid or obligatory for any purpose until it shall have been authenticated by the Right Agent.

         WITNESS the facsimile signatures of the proper officers of the Company and its corporate seal.

Dated as of                    ,     .
            -------------------  ----


ATTEST:                               CHASE INDUSTRIES INC.

         [SEAL]

                                      By:
----------------------------------        ----------------------------------
            Secretary                                  Chairman


Authentication:

This is one of the Right Certificates referred to in the within-mentioned Rights Agreement.


Mellon Investor Services LLC, as Rights Agent


By:
    ----------------------------------
           Authorized Signature

                   [Form of Reverse Side of Right Certificate)

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                   desires to transfer the Right Certificate)


         FOR VALUE RECEIVED, ____________________________________________ hereby sells, assigns and transfers unto_______________________________________________
_________________________________________________
    (Please print name and address of transferee)
________________________________________________________________________
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated as of                    ,     .
            -------------------  ----


                                               ---------------------------------
                                                           Signature

Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

--------------------------------------------------------------------------------

                    [To be executed if statement is correct]

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                               ---------------------------------
                                                           Signature

--------------------------------------------------------------------------------

            [Form of Reverse Side of Right Certificate -- continued]

                          FORM OF ELECTION TO PURCHASE
                      (To be executed if holder desires to
                         exercise the Right Certificate)

TO CHASE INDUSTRIES INC.:

         The undersigned hereby irrevocably elects to exercise _____________ Rights represented by this Right Certificate to purchase the Preferred Shares (or other securities) issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares (or other securities) be issued in the name of:

Please insert social security
or other identifying number:


-----------------------------


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:


-----------------------------


--------------------------------------------------------------------------------
                         (Please print name and address)


--------------------------------------------------------------------------------

Dated as of                    ,     .
            -------------------  ----

                                               ---------------------------------
                                                           Signature

            [Form of Reverse Side of Right Certificate -- continued]

Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.
--------------------------------------------------------------------------------

                    [To be executed if statement is correct]

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                               ---------------------------------
                                                           Signature

--------------------------------------------------------------------------------
                                     NOTICE


         The signature in the foregoing Form of Assignment or Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                                                       EXHIBIT C

                          SUMMARY OF RIGHTS TO PURCHASE
                                 PREFERRED STOCK


         On December 26, 2000, the Board of Directors of Chase Industries Inc. (the "Company"), authorized the issuance of one preferred share purchase right (a "Right") with respect to each outstanding share of common stock, $0.01 par value (the "Common Shares"), of the Company. The rights were issued on January 5, 2001, to the holders of record of Common Shares on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value (the "Preferred Shares"), of the Company at a price of $30 per one one-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") dated as of December 28, 2000, between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

         Detachment of Rights; Exercise. Initially, the Rights will attach to all Common Share certificates representing outstanding shares and no separate Right Certificate will be distributed. The Rights will separate from the Common Shares and a "Distribution Date" will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has become an Acquiring Person, or (ii) 10 business days following the commencement or announcement of an intention to commence a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person, subject to the right of the Board of Directors to defer the occurrence of a Distribution Date upon the occurrence of an event described in this clause (ii).

         In general, a person becomes an Acquiring Person if such person or a group of which such person is a member acquires beneficial ownership of 20% or more of the Company's outstanding voting common stock, or any additional shares of the Company's common stock in the case of any person or group that owned 20% or more of the Company's outstanding voting common stock as of December 26, 2000. Holders of shares of Chase Industries nonvoting common stock are deemed to have beneficial ownership of the number of shares of voting common stock into which such nonvoting shares are convertible.

         Until the Distribution Date (or earlier redemption or expiration of the Rights) (i) the Rights will be evidenced, with respect to any of the Common Shares outstanding on January 5, 2001, by the certificates representing such Common Shares with a copy of this Summary of Rights attached thereto, (ii) the Rights will be transferred with and only with the Common Shares, (iii) new Common Share certificates issued after January 5, 2001, upon transfer or new issuance of the Common Shares will contain a notation incorporating the Rights Agreement by reference, and (iv) the surrender for transfer of any certificates for Common Shares outstanding as of January 5, 2001, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

         As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on December 26, 2010 (the "Final Expiration Date"), unless the Final Expiration Date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

         If a person or group were to become an Acquiring Person, then each Right then outstanding (other than Rights beneficially owned by the Acquiring Person which would become null and void) would become a right to buy that number of Common Shares (or under certain circumstances, receive the equivalent number of one one-thousandths of a Preferred Share or other assets or securities of the Company) that at the time of such acquisition would have a market value of two times the Purchase Price of the Right.

         If at any time after a person or group of affiliated or associated persons becomes an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its consolidated assets or earning power were sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the Purchase Price of the Right.

         Preferred Shares. The dividend and liquidation rights, and the non-redemption feature, of the Preferred Shares are designed so that the value of one one-thousandth of a Preferred Share purchasable upon exercise of each Right will approximate the value of one Common Share. The Preferred Shares issuable upon exercise of the Rights will be non-redeemable and rank junior to all other series of the Company's preferred stock. Each whole Preferred Share will be entitled to receive a quarterly preferential dividend in an amount per share equal to the greater of (i) $0.01 in cash, or (ii) 1,000 times the dividend declared on each Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to receive a preferential liquidation payment equal to the greater of (i) $10.00 per share, or (ii) an amount per share equal to 1,000 times the payment made on each Common Share. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash or other property, each whole Preferred Share will be entitled to receive 1,000 times the amount received per Common Share. Each whole Preferred Share shall be entitled to 1,000 votes on all matters submitted to a vote of the stockholders of the Company, and Preferred Shares shall generally vote together as one class with the Common Stock, and any other capital stock, entitled to vote thereon on all matters submitted to a vote of stockholders of the Company.

         The offer and sale of the Preferred Shares issuable upon exercise of the Rights will be registered with the Securities and Exchange Commission and such registration will not be effective until the Rights become exercisable.

         Antidilution and Other Adjustments. The number of one one-thousandths of a Preferred Share or other securities or property issuable upon exercise of the Rights, and the Purchase Price payable, are subject to customary adjustments from time to time to prevent dilution.

         The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Exchange Option. At any time after a person or group of affiliated or associated persons becomes an Acquiring Person and before the acquisition by a person or group of 50% or more of the outstanding Voting Shares, the Board of Directors may, at its option, issue Common Shares (or Preferred Shares) in mandatory redemption of, and in exchange for, all or part of the then outstanding and exercisable Rights (other than Rights owned by such person or group which would become null and void) at an exchange ratio of one Common Share (or one one-thousandth of a Preferred Share) for each Right then outstanding.

         Redemption of Rights. At any time prior to the time that a person or group has become an Acquiring Person, the Board of Directors of the Company may redeem all but not less than all the then outstanding Rights at a price of $0.0001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon the action of the Board of Directors ordering redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         No Rights as Stockholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Amendment of Rights. The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to extend the Final Expiration Date, and, provided a Distribution Date has not occurred, to extend the period during which the Rights may be redeemed, except that after the first public announcement that a person or group has become an Acquiring Person, no such amendment may materially and adversely affect the interests of the holders of the Rights other than the Acquiring Person and transferees of the Acquiring Person.

         Nonvoting Common Shares. Upon any exercise of Rights distributed with respect to nonvoting shares of common stock of the Company, at the option of the Company or the holder of such Rights, shares of nonvoting securities of the Company may be issued in lieu of any shares of voting securities of the Company otherwise issuable with respect to the Rights, which nonvoting securities shall be convertible into voting securities of the Company to the same extent as the shares of nonvoting common stock are convertible into voting common stock.

         THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT, WHICH IS HEREBY INCORPORATED HEREIN BY REFERENCE.

         A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated ____________. A copy of the Rights Agreement is available free of charge from the Company.